INCOME TAX	5 Months Ended	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2025	Jul. 31, 2025
IncomeTaxAbstractLineItem [Line Items]
INCOME TAX

9. INCOME TAXES

The Company accounts for income taxes using the asset and liability method. Pursuant to this method, deferred tax assets and liabilities are established for the differences between the financial reporting and the tax bases of the Company’s assets and liabilities and net operating loss carryforwards at enacted tax rates expected to be in effect when such amounts are realized or settled. A valuation allowance related to deferred tax assets is recorded when it is more likely than not that some portion or all of the deferred tax assets will not be realized.

The accounting for uncertain tax positions guidance under ASC 740 requires that we recognize the financial statement benefit of a tax position only after determining that the relevant tax authority would more likely than not sustain the position following an audit. For tax positions meeting the more-likely-than-not threshold, the amount recognized in the financial statements is the largest benefit that has a greater than 50 percent likelihood of being realized upon ultimate settlement with the relevant tax authority. The application of this guidance does not affect the Company’s financial position, results of operations or cash flows for the years ended December 31, 2025 and 2024.

The Company files its tax returns in the U.S. federal jurisdiction and with U.S. states. The Company is subject to tax audits in all jurisdictions for which it files tax returns. Tax audits by their very nature are often complex and can require several years to complete. There are currently no tax audits that have commenced with respect to income tax or any other returns in any jurisdiction. Tax years ranging from 2021 to 2025 remain open to examination by various taxing jurisdictions as the statute of limitations has not expired. Because the Company is carrying forward income tax attributes, such as net operating losses and tax credits from earlier tax years, these attributes can still be audited when utilized on returns filed in the future. It is the Company’s policy to include income tax interest and penalties expense in its tax provision.

The difference between income taxes at the statutory federal income tax rate of 21% in 2025 and 2024 and income taxes reported in the consolidated statements of operations are attributable to the following (in thousands):

	December 31, 2025%		December 31, 2024%
Income tax benefit at the federal statutory rate from continuing operations	$(47)	21.0	$(49)	21.0
State income taxes, net of effect of federal taxes	(10)	4.3	(10)	4.3
Expired net operating losses	0	-	0	-
Change in valuation allowance	57	(25.3)	59	(25.3
Total	$-	-	$-	-

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets consist of the following (in thousands):

	December 31, 2025	July 31, 2025
Federal and State net operating loss	$3,886	$3,886
Foreign net operating loss	18	18
Other	-	-
	3,904	3,904
Less: Valuation allowance	(3,904)	(3,904)
Net deferred tax asset	$-	$-

At December 31, 2025, the Company had available Federal and State net operating loss carry forwards of approximately $15.5 million and foreign net operating loss carry forwards of approximately $0.1 million which expire in various years beginning in 2023. $2.1 million net operating loss carry forwards generated in 2019 and later years never expire. However, these net operating losses can only be used to reduce taxable income by 80 percent.

A valuation allowance is required to reduce the deferred tax assets reported if, based on the weight of the evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. After consideration of all the evidence, both positive and negative, management has determined that a full $3.9 million valuation allowance at December 31, 2025 ($3.8 million at December 31, 2024) was necessary. The valuation allowance increased by approximately $56,000 and decreased by $313,000 for the years ended December 31, 2025 and 2024, respectively. The Company paid no taxes for the years 2025 or 2024.

9. INCOME TAXES

The Company accounts for income taxes using the asset and liability method. Pursuant to this method, deferred tax assets and liabilities are established for the differences between the financial reporting and the tax bases of the Company’s assets and liabilities and net operating loss carryforwards at enacted tax rates expected to be in effect when such amounts are realized or settled. A valuation allowance related to deferred tax assets is recorded when it is more likely than not that some portion or all of the deferred tax assets will not be realized.

The accounting for uncertain tax positions guidance under ASC 740 requires that we recognize the financial statement benefit of a tax position only after determining that the relevant tax authority would more likely than not sustain the position following an audit. For tax positions meeting the more-likely-than-not threshold, the amount recognized in the financial statements is the largest benefit that has a greater than 50 percent likelihood of being realized upon ultimate settlement with the relevant tax authority. The application of this guidance does not affect the Company’s financial position, results of operations or cash flows for the years ended July 31, 2025 and 2024.

The Company files its tax returns in the U.S. federal jurisdiction and with U.S. states. The Company is subject to tax audits in all jurisdictions for which it files tax returns. Tax audits by their very nature are often complex and can require several years to complete. There are currently no tax audits that have commenced with respect to income tax or any other returns in any jurisdiction. Tax years ranging from 2021 to 2025 remain open to examination by various taxing jurisdictions as the statute of limitations has not expired. Because the Company is carrying forward income tax attributes, such as net operating losses and tax credits from earlier tax years, these attributes can still be audited when utilized on returns filed in the future. It is the Company’s policy to include income tax interest and penalties expense in its tax provision.

The difference between income taxes at the statutory federal income tax rate of 21% in 2024 and 2024 and income taxes reported in the consolidated statements of operations are attributable to the following (in thousands):

	July 31, 2025%		July 31, 2024%
Income tax benefit at the federal statutory rate from continuing operations	$(47)	21.0	$(49)	21.0
State income taxes, net of effect of federal taxes	(10)	4.3	(10)	4.3
Expired net operating losses	0	-	0	-
Change in valuation allowance	57	(25.3)	59	(25.3
Total	$-	-	$-	-

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets consist of the following (in thousands):

	July 31, 2025	July 31, 2024
Federal and State net operating loss	$3,886	$3,830
Foreign net operating loss	18	18
Other	-	-
	3,904	3,848
Less: Valuation allowance	(3,904)	(3,848)
Net deferred tax asset	$-	$-

At July 31, 2025, the Company had available Federal and State net operating loss carry forwards of approximately $15.0 million and foreign net operating loss carry forwards of approximately $0.1 million which expire in various years beginning in 2023. $2.1 million net operating loss carry forwards generated in 2019 and later years never expire. However, these net operating losses can only be used to reduce taxable income by 80 percent.

A valuation allowance is required to reduce the deferred tax assets reported if, based on the weight of the evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. After consideration of all the evidence, both positive and negative, management has determined that a full $3.9 million valuation allowance at July 31, 2025 ($3.8 million at July 31, 2024) was necessary. The valuation allowance increased by approximately $56,000 and decreased by $313,000 for the years ended July 31, 2025 and 2024, respectively. The Company paid no taxes for the years 2025 or 2024.

Gravitics Inc [Member]
IncomeTaxAbstractLineItem [Line Items]
INCOME TAX

15. Income Tax

The Company is taxed as a corporation for income tax purposes and is subject to federal, state, and local income taxes.

For the years ended December 31, 2025 and 2024, the Company had no federal or state income tax expense. The effective tax rate was (0.0%) for the years ended December 31, 2025 and 2024.

A reconciliation of income tax benefit at the statutory federal income tax rate to income taxes as reflected in the financial statements is as follows:

	Year Ended December 31,
	2025		2024
	$	%	$	%
U.S. Statutory Tax Rate	$(2,457)	21.0%	$(1,900)	21.0%
Change in Valuation Allowances	1,594	-13.6%	1,075	-11.9%
Nontaxable or Nondeductible Items
Change in Fair Value of SAFE Notes	(243)	2.1%	233	-2.6%
Change in FV Convertible Notes	390	-3.3%	262	-2.9%
Change in FV of Warrants	417	-3.6%	18	-0.2%
Share-Based Compensation	278	-2.4%	310	-3.4%
Payroll Tax Credit	(63)	0.5%	-	0.0%
R&D 280(c) Addback	80	-0.7%	-	0.0%
Other	4	0.0%	2	0.0%
Actual income tax benefit effective tax rate	$-	0.0%	$-	0.0%

Deferred tax assets and liabilities are determined based on the differences between the financial statement carrying amounts and tax bases of assets using enacted tax rates in effect for years in which differences are expected to reverse.

Significant components of the Company’s deferred tax assets for federal income taxes consisted of the following:

	December 31,
	2025	2024
Deferred tax assets:
Net operating loss carryforwards	$4,956	$2,980
Capitalized research and development expenditures	1,146	1,580
Lease liabilities	361	442
Research and development tax credits	23	23
Share-based compensation	14	6
Accrued expenses and other	4	3
Total deferred tax assets	6,504	5,034
Less: valuation allowance	(6,081)	(4,487)
Deferred tax asset, net of valuation allowance	$423	$547
Deferred tax liabilities:
Fixed assets	(46)	(63)
Right-of-use assets	(377)	(484)
Total deferred tax liabilities	(423)	(547)
Net deferred tax assets	$-	$-

Based upon the Company’s history of operating losses and anticipated future losses, management has determined that the deferred tax assets do not meet the more likely than not threshold for realizability. Accordingly, a full valuation allowance has been recorded against the Company’s net deferred tax assets as of December 31, 2025 and 2024. The valuation allowance increased by $1.6 million and $1.1 million, respectively, during the years ended December 31, 2025 and 2024. The valuation allowance balance as of December 31, 2025 and 2024 was $6.1 million and $4.5 million, respectively.

As of December 31, 2025 and 2024, the Company has federal net operating loss (“NOL”) carryforwards of approximately $23.6 million and $14.2 million, respectively, which are available to offset future federal taxable income. As of December 31, 2025 and 2024, the Company has federal research and development tax credits of approximately $23,000 and $23,000, respectively. The federal NOL carryforwards have no expiration. The state NOL carryforwards will begin to expire in 2042. The research and development tax credits will begin to expire in 2043.

Net operating loss and tax credit carryforwards are subject to review and possible adjustment by the Internal Revenue Service (the “IRS”) and may become subject to an annual limitation in the event of certain cumulative changes in the ownership interest of significant shareholders over a three-year period in excess of 50% as defined under Sections 382 and 383 of the Internal Revenue Code, which could limit the amount of tax attributes that can be utilized annually to offset future taxable income or tax liabilities. The amount of the annual limitation is determined based on the Company’s value immediately prior to the ownership change. Subsequent ownership changes may further affect the limitation in future years. The Company has not yet conducted a study to determine if any such limitation exists.

On July 4, 2025, the One Big Beautiful Bill Act (“OBBBA”) was enacted in the United States. The legislation includes significant corporate tax reforms, including the permanent reinstatement of the ability to deduct domestic research and development expenditures as incurred beginning in fiscal 2025, replacing the previous requirement to capitalize and amortize such expenditures over five years. As part of OBBBA, the law changed such that all the R&D costs that were required to be capitalized from 2022 through 2024 can (1) be 100% deducted in 2025, (2) be 50% deducted in 2025 and 50% deducted in 2026, or (3) be deducted over the remaining years per the original amortization schedule. Foreign R&D expenditures are still required to be capitalized and amortized over a period of fifteen years. The Company did not accelerate deductions related to previously capitalized domestic R&D expenditures and continues to amortize such amounts over their original five-year recovery period.

The Company is subject to taxation in the United States (federal) and in the state of Colorado. Due to the Company’s NOL carryforwards, tax years 2022 through 2024 remain open for examination by federal and state tax authorities.